THIS AGREEMENT, made this 20th day of December, 1961, between THE FIRST
REAL ESTATE INVESTMENT TRUST OF NEW JERSEY, (an unincorporated Trust), having offices at #477 Main Street, Hackensack, New Jersey, hereinafter referred to as the "Trust", and S. HEKEMIAN & CO., INC. (now Hekemian & Co., Inc), a New Jersey Corporation, having offices at #477 Main Street, Hackensack, New Jersey, hereinafter referred to as the "Managing Agent";

                              W I T N E S S E T H:

         WHEREAS, the Trust is about to engage in the business of investing in improved and unimproved real estate and real estate mortgages and other investments and will require and desires to retain the services of the Managing Agent;

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, IT IS UNDERSTOOD AND AGREED, as follows:

         1. The Trust hereby retains and hires the Managing Agent as its sole and exclusive agent to generally manage and service all of its real estate properties and mortgages, and agrees during the term of this Agreement to purchase, sell, exchange, rent, lease, operate, maintain and service said investments only through and by the Managing Agent.

         2. The Managing Agent agrees to undertake said hiring and in connection therewith and not in limitation or restriction thereof specifically agrees to undertake the following:

                  (a) Seek out and recommend to the Trust  investments  suitable for the Trust.

                  (b) At the request of the Trust to investigate any investments that the Trust may contemplate making and report thereon to the Trust.

                  (c) To rent or lease,  on terms  acceptable to the Trust,  the properties owned by the Trust.

                  (d) To  collect  and  receive  all rents,  mortgage  payments, interest and all other income from real estate to which the Trust is entitled, and to account monthly to the Trust therefor. Managing Agent shall use its best effort to collect rent and other income from real estate interests of the Trust. It may in it discretion compromise claims for such rent and other income and may institute legal proceedings in its own name or in the name of the Trust to collect same, to oust or dispossess tenants or others occupying said real estate interests and otherwise to enforce the rights of the Trust with respect thereto. Managing Agent may in its discretion compromise or settle such proceedings. The foregoing authority to enforce the collection of rents and to compromise or settle said proceedings except in emergencies is subject to the prior approval of the Trustees.

                  (e) To employ  and  supervise  all labor and to  purchase  and contract for all materials, supplies and services required for the operation and ordinary maintenance, alteration, improvement and repair of the Trust properties. Except in those cases when, in the opinion of the Managing Agent, an emergency necessitates so doing before the Trust approval can be reasonably obtained, the Managing Agent shall not make or incur extraordinary repairs, alterations or improvements or expenditures without approval of the Trust, and may, in connection with such extraordinary repairs, alterations or improvements, hire or use its employee or employees to coordinate and expedite said work in addition to general contractors, sub-contractors and architects as it may deem necessary, in which case the salary or compensation of said employee or employees attributable to the said work shall be chargeable to the Trust.

                  (f) To  periodically  inspect all of the Trust  properties and
                      make  such   recommendations   for  the   maintenance  and
                      improvement thereof as it deems advisable.

                  (g) From  time to time  to  retain  and  cooperate  with  such accountants, architects, engineers, contractors, attorneys, and others, as it deems necessary for the proper operation, maintenance and preservation of the Trust properties and Trust affairs.

                 (h) To purchase  such  insurance  of every  nature as it deems advisable to protect the real estate interest of the Trust, including but not limited to fire insurance with extended coverage, boiler, elevator, public liability, and workman's compensation insurance. The Trust shall be named as a party in interest in such policies of insurance and the policies or certificates of insurance shall be delivered to the Trust. Managing Agent may receive from others and retains its customary compensation for its services as an insurance agent or broker in placing such insurance.

                  (i) To check and present to the Trust for timely payment,  all payments due for taxes, insurance, mortgage payments and all other obligations incurred in connection with the operation, maintenance, alteration, improvement and repair of Trust properties.

                  (j) In its discretion, to defend against and seek revision of, or appeal from, any assessment or charge which it deems improper. All such actions may be taken in the name of the Trust or in Managing Agent's name, in the discretion of the Managing Agent. Managing Agent may, if it deems advisable, employ independent real estate experts for appraisals and testimony in connection with such actions. Managing Agent may also, in its discretion, pay any such charges or assessments under protest and seek refunds thereof, and compromise or settle any proceeding or claim with respect thereto. Except in emergencies the foregoing authority is to be exercised subject to the prior approval of the Trustees.

                  (k) To service all mortgages owned by the Trust.

                  (l) To sell such of the real  estate  properties  as the Trust may, from time to time, decide to dispose of. To recommend the sale and disposition of Trust properties as and when it may deem advisable.

                  (m) To submit  periodic and such special  reports as the Trust may require and request as to the properties managed by the Managing Agent.

                  (n) To  maintain  complete  and  accurate  records  of all its transactions relating to real estate interests of the Trust and make such records available for inspection by the Trust or its representatives at reasonable times.

                  (o) To act as  real  estate  consultant  and  adviser  for the
                      Trust.

                  (p) To perform such other incidental duties in connection with the proper operation, maintenance and improvement of the real estate properties of the Trust as the Trust may reasonably require and request.

         3. The Trust hereby gives the Managing Agent the power and authority necessary to perform the foregoing services and agrees to assume the expenses and disbursements incurred in connection therewith, and agrees to indemnify and save harmless the Managing Agent from contractual or other liability claims, or other damages in the performance of its duties hereunder to the extent that such liability is not covered by insurance, and to the extent that it does not arise by reason of the Managing Agent's gross negligence, willful misconduct or actions committed by it in violation of or beyond the scope of this Agreement, and to carry, at its own expense, public liability, elevator liability, and steam boiler insurance adequate to protect the interests of the parties hereto, which policies shall be so written as to protect the Managing Agent in the same manner and to the same extent as the Trust. The Managing Agent agrees to indemnify and save the Trust harmless from any claims or liability to the extent that such liability is not covered by insurance and was incurred by reason of the Managing Agent's gross negligence, willful misconduct or actions committed by it in violation or beyond the scope of this Agreement. The Managing Agent shall be entitled to advice of counsel for the Trust with respect to any actions undertaken by it or proposed to be undertaken by it under the terms of this Agreement, and shall not be liable for any action undertaken or omitted in good faith on the advice of such counsel.

         4. In consideration of the foregoing services to be performed by the Managing Agent, the Trust agrees to pay to the Managing Agent, the customary monthly management, rental and sales commissions and fees in the manner and according to the recommended schedule of commissions as adopted by the Bergen County Board of

               Realtors, or as set forth in a comparable schedule adopted by a corresponding Board of Realtors of the area in which the property affected is situate. Said commission may be reduced in such amount as may be agreed upon between the Trust and the Managing Agent as to be fair and reasonable in any transaction where its size, nature or other factors, would, in the option of the Trustees result in excessive compensation. Any services rendered to the Trust for which a rate is not specified in the applicable schedule will be compensated at the prevailing rates, or if there is not prevailing rate, then at such rate as may be agreed upon as fair and reasonable. In the case of purchases through the Managing Agent where it is to the best interest of the Trust to negotiate the purchase through a cooperating broker or on the basis of a net purchase without compensation payable by the Seller or at a commission payable by the Seller to the Managing Agent at a rate less than the aforesaid applicable rates, the Trust agrees to pay to the Managing Agent and the Managing Agent agrees to accept such fair and reasonable compensation as to be agreed upon between the Trust and the Managing Agent for the Managing Agent's services in connection with said purchases. The Managing Agent will receive no separate compensation from the Trust for its advisory services, or for its services in acquiring mortgages or in arranging financing. It may, however, receive and retain compensation from mortgagees or others interested in such financing, and in connection with insurance, it will retain commissions from insurance companies on the placing of insurance on trust properties.

         5.    At the  termination  or expiration of this  Agreement,  the Trust shall pay to the Managing Agent, any deferred brokerage commissions which otherwise would have become payable subsequent to said termination or expiration and brokerage commissions on acquisitions or dispositions of properties by the Trust with respect to which negotiations are pending at the time of such termination or expiration if and when such negotiations result in an acquisition or disposition.

         6. Managing Agent shall not make any claim under this Agreement against the Trustees personally, or against the Beneficiaries of the Trust, and shall look solely to the property of the Trust for the payment of any claim hereunder.

         7.    Managing  Agent  shall  insert in all  documents  and  agreements prepared or executed by it on behalf of the Trust a provision that the Trustees and the Beneficiaries shall not be personally liable thereunder and that the other parties shall look solely to the property of the Trust for the payment of any claim thereunder, and reference shall be made to the Declaration of Trust by which the Trust is constituted.

         8. Managing Agent shall not, during the term of this Agreement, acquire for its own account any real estate interest unless it shall have first offered to the Trust the opportunity of making such acquisition on the same terms and conditions.

         9. The Trust agrees to refer to the Managing Agent all inquiries received by it with reference to the rental or sale of all of its real estate properties and all real estate properties offered to the Trust for purchase, and the Managing Agent agrees to investigate, report and recommend to the Trust thereon.

         10. The Trust hereby authorizes the Managing Agent to affix on its properties, appropriate sign or signs indicating, as the case may be, that same are for sale, for rent, build to suit, or managed by the Managing Agent.

         11. The Trust has entered into this Agreement in reliance upon the experience and ability of Managing Agent, and Managing Agent shall not assign or transfer this Agreement. Nothing herein contained, however, shall preclude the assignment or transfer of this Agreement in connection with a reorganization or merger of Managing Agent, nor the assignment by Managing Agent or any of its duties of management under this Agreement to a wholly-owned subsidiary.

         12. In the event that the terms of this Agreement at any time shall impair the status of the Trust as a "real estate investment trust" within the meaning of the Amendment to the Internal Revenue Code of 1954 #856 et seq., which became effective January 9, 1961, as now enacted or hereafter amended, the parties hereto agree to negotiate such amendments to this Agreement as may be necessary to restore or maintain such status. If for any reason other than the terms of this Agreement, the Managing Agent shall at any time during the terms of this Agreement not be an "independent contractor" within the meaning of such provisions of the Internal Revenue Code, the

               Managing Agent shall take such steps as may be necessary to be an "independent contractor".

         13. This Agreement shall be for a term of fifteen years and may be terminated at the expiration of the term by not less than one year prior written notice by either party to the other. In default of such notice, this Agreement shall continue for successive terms of two years on the same terms and conditions, until terminated by notice in writing of either party to the other not less than one year prior to the expiration of the then current term.

                  In the event that the Trust shall terminate during the term of this Agreement, this Agreement shall terminate at such time as the liquidation and distribution of the assets of the Trust has been substantially completed.

         14. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have caused these presents to be signed by their proper respective officers and caused their proper respective seals to be hereunto affixed, the day and year first above written.

              THE FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY



                                                 By: /s/Wilton T. Barney
                                                 -----------------------
                                                 Wilton T. Barney, President

         ATTEST:  /s/Jack Charshafian
         ----------------------------
         Jack Charshafian, Secretary



                                                 S. HEKEMIAN & CO., INC.



                                                 By: /s/Samuel Hekemian, Jr.
                                                 -----------------------
                                                 Samuel Hekemian, Jr., President

        ATTEST: /s/Robert Hekemian
        --------------------------
        Robert Hekemian, Sec'y.

         This amendment made this 8th day of May, 1963 to an agreement made the 20th day of December 1961, between the first Real Estate Investment Trust of New Jersey, a business Trust having offices at 477 Main Street, Hackensack, New Jersey, hereinafter referred to as the "Trust", and S. Hekemian and Co., Inc., (now Hekemian & Co., Inc.), a New Jersey corporation having offices at 477 Main Street, Hackensack, New Jersey, hereinafter referred to as the "Managing Agent". There shall be added to the agreement the following provision:

         15. Upon default under any regulatory agreement with the Federal Housing agreement with the Federal Housing Commissioner, which agreement is executed in connection with an F.H.A. insured mortgage loan, and upon request from the Commissioner, this agreement may be terminated as to the property covered by such regulatory agreement upon thirty days written notice.

         IN WITNESS WHEREOF, the parties hereto have caused these presents to be signed by their proper officers and cause their proper seals to be hereunto affixed, the day and year first above written.

                                          FIRST REAL ESTATE INVESTMENT TRUST
                                          OF NEW JERSEY



                                                BY:/s/Wilton T. Barney
                                                ----------------------
                                                Wilton T. Barney, President

ATTEST:



/s/Jack Charshafian
-------------------
Jack Charshafian, Secretary

                                          S. HEKEMIAN & CO., INC.



                                                BY:/s/Samuel Hekemian, Jr.
                                                --------------------------
                                                Samuel Hekemian, Jr., President

ATTEST:


/s/Robert Hekemian
------------------
Robert Hekemian, Secretary

RE:      R.E.I.T. - S. HEKEMIAN & CO., INC.
MANAGEMENT AGREEMENT:

Paragraph 4 of the Management  Agreement provides for compensation to be paid to
S. Hekemian & Co., Inc. for its services "the customary monthly management, rental and sales commissions and fees in the manner and according to the recommended schedule of commissions as adopted by the Bergen County Board of Realtors, or as set forth in a comparable schedule adopted by a corresponding Board of Realtors of the area in which the property affected is situate."

"Said commission may be reduced in such amount as may be agreed upon between the Trust and the Managing Agent as to be fair and reasonable in any transaction which its size, nature or other factors, would, in the option of the Trustees, result in excessive compensation."

If there is no schedule of charges approved by the Real Estate Board then fair and reasonable compensation is to be negotiated.

In the case of purchase of properties where there is a cooperative broker and therefore the compensation to the Managing Agent would be reduced, a fair and reasonable negotiated fee is to be agreed upon.

Therefore, from the above it would appear that it was contemplated and agreed that the Agent is entitled to management and leasing fees based upon approved Real Estate Board rates.

                              (Attached to Page 5)